                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Jun-03

                        CIT Equipment Collateral 2002-VT1

A Delaware                    Commission File                I.R.S. Employer
Corporation                   No. 0001172747                 No. 51-0407692

                             c/o Capita Corporation

                    1 CIT Drive, Livingston, New Jersey 07039

                         Telephone number: (973)740-5000

Item 5. Other

                       CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                                                       Determination Date:           06/18/03
                                                                                        Collection Period:           05/31/03
                                                                                             Payment Date:           06/20/03
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

        a. Scheduled Payments Received                                                                         $31,155,214.78
        b. Liquidation Proceeds Allocated to Owner Trust                                                           807,383.94
        c. Required Payoff Amounts of Prepaid Contracts                                                          3,716,043.31
        d. Required Payoff Amounts of Purchased Contracts                                                                0.00
        e. Proceeds of Clean-up Call                                                                                     0.00
        f. Investment Earnings on Collection Account and Note Distribution Account                                       0.00

                          Total Available Pledged Revenues =                                                   $35,678,642.03

     B. Determination of Available Funds

        a. Total Available Pledged Revenues                                                                    $35,678,642.03
        b. Servicer Advances                                                                                     2,876,849.28
        c. Recoveries of  prior Servicer Advances                                                               (4,257,594.63)
        d. Withdrawal from Cash Collateral Account                                                               1,162,673.34
                                                                                                               --------------

                          Total Available Funds =                                                              $35,460,570.02

II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

         1.    Servicing Fee                                                                                       377,762.69

         2.    Class A-1 Note Interest Distribution                                              0.00
               Class A-1 Note Principal Distribution                                             0.00
                         Aggregate Class A-1 distribution                                                                0.00

         3.    Class A-2 Note Interest Distribution                                        326,370.42
               Class A-2 Note Principal Distribution                                    30,703,928.73
                         Aggregate Class A-2 distribution                                                       31,030,299.15

         4.    Class A-3 Note Interest Distribution                                      1,071,308.33
               Class A-3 Note Principal Distribution                                             0.00
                         Aggregate Class A-3 distribution                                                        1,071,308.33

         5.    Class A-4 Note Interest Distribution                                        414,657.08
               Class A-4 Note Principal Distribution                                             0.00
                         Aggregate Class A-4 distribution                                                          414,657.08

         6.    Deposit to the Class A Principal Account                                          0.00

         7.    Class B Note Interest Distribution                                           54,989.66
               Class B Note Principal Distribution                                         910,359.07
                         Aggregate Class B distribution                                                            965,348.73

         8.    Class C Note Interest Distribution                                           33,545.33
               Class C Note Principal Distribution                                         496,559.49
                         Aggregate Class C distribution                                                            530,104.82

         9.    Class D Note Interest Distribution                                           77,970.22
               Class D Note Principal Distribution                                         993,118.99
                         Aggregate Class D distribution                                                          1,071,089.21

        10.    Deposit to the Cash Collateral Account                                                                    0.00

        11.    Amounts in accordance with the CCA Loan Agreement                                                         0.00

        12.    Remainder to the holder of the equity certificate                                                         0.00

                                                      Collection Account Distributions =                        35,460,570.02
                                                                                                              ===============

     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1.   Payment due on the Senior Loan                                                                      374,400.98

         2.   Payment due on the Holdback                                                                       1,410,174.88

         3.   Payment to the Depositor                                                                                  0.00
                                                                                                               --------------

                                                      Cash Collateral Account Distributions =                    1,784,575.86
                                                                                                               ==============

     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT      Collection Account Distributions =                                 0.00
                                                                                                               --------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

            ---------------------------------------------------------------------------------------
                Distribution           Class A-1        Class A-2        Class A-3      Class A-4
                   Amounts               Notes             Notes            Notes          Notes
            ---------------------------------------------------------------------------------------
     1.         Interest Due               0.00        326,370.42     1,071,308.33       414,657.08
     2.         Interest Paid              0.00        326,370.42     1,071,308.33       414,657.08
     3.      Interest Shortfall            0.00              0.00             0.00             0.00
               ((1) minus (2))
     4.        Principal Paid              0.00     30,703,928.73             0.00             0.00

     5.   Total Distribution Amount        0.00     30,703,928.73       414,657.08             0.00
               ((2) plus (4))


            ---------------------------------------------------------------------------------------
                Distribution             Class B         Class C          Class D     Total Offered
                   Amounts                Notes           Notes            Notes          Notes
            ---------------------------------------------------------------------------------------
     1.         Interest Due          54,989.66         33,545.33        77,970.22     1,978,841.04
     2.         Interest Paid         54,989.66         33,545.33        77,970.22     1,978,841.04
     3.      Interest Shortfall            0.00              0.00             0.00             0.00
               ((1) minus (2))
     4.        Principal Paid        910,359.07        496,559.49       993,118.99    33,103,966.29

     5.   Total Distribution Amount  965,348.73        530,104.82     1,071,089.21    33,685,128.58
               ((2) plus (4))


IV. Information Regarding the Securities

     A. Summary of Balance Information

            -------------------------------------------------------------------------------------------------------
                                       Applicable  Principal Balance  Class Factor  Principal Balance  Class Factor
               Class                     Coupon         Jun-03           Jun-03           May-03          May-03
                                          Rate       Payment Date     Payment Date     Payment Date    Payment Date
            -------------------------------------------------------------------------------------------------------
     a.   Class A-1 Notes                1.9600%              0.00     0.00000                0.00        0.00000
     b.   Class A-2 Notes                2.9000%    104,345,900.59     0.37670      135,049,829.33        0.48754
     c.   Class A-3 Notes                4.0300%    319,000,000.00     1.00000      319,000,000.00        1.00000
     d.   Class A-4 Notes                4.6700%    106,550,000.00     1.00000      106,550,000.00        1.00000
     e.    Class B Notes                 3.9700%     15,711,199.21     0.53530       16,621,558.28        0.56632
     f.    Class C Notes                 4.4400%      8,569,745.02     0.53561        9,066,304.52        0.56664
     g.    Class D Notes                 5.1600%     17,139,490.05     0.53399       18,132,609.03        0.56493

     h.       Total Offered Notes                   571,316,334.87                  604,420,301.16

     i.       One - Month Libor Rate                       1.31813%


     B. Other Information

            -----------------------------------------------------
                              Scheduled             Scheduled
                          Principal Balance     Principal Balance
          Class                Jun-03                May-03
                            Payment Date          Payment Date
            -----------------------------------------------------
     Class A-1 Notes            0.00                    0.00


            ------------------------------------------------------------------------------------------------------------
                                                     Target               Class             Target              Class
                                Class           Principal Amount          Floor        Principal Amount         Floor
          Class              Percentage              Jun-03              Jun-03             May-03             May-03
                                                  Payment Date        Payment Date       Payment Date       Payment Date
            ------------------------------------------------------------------------------------------------------------
         Class A               92.75%            529,895,900.59                        560,599,829.33
         Class B                2.75%             15,711,199.21            0.00         16,621,558.28            0.00
         Class C                1.50%              8,569,745.02            0.00          9,066,304.52            0.00
         Class D                3.00%             17,139,490.05            0.00         18,132,609.03            0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

        1. Principal Balance of Notes and Equity Certificates                                                 604,420,301.16
           (End of Prior Collection Period)
        2. Contract Pool Principal Balance (End of Collection Period)                                         571,316,334.87
                                                                                                              --------------
                Total monthly principal amount                                                                 33,103,966.29

     B. PRINCIPAL BREAKDOWN                                                     No. of Accounts
                                                                                ---------------
        1. Scheduled Principal                                                    67,249                       27,110,370.99
        2. Prepaid Contracts                                                        603                         4,023,538.02
        3. Defaulted Contracts                                                      252                         1,970,057.28
        4. Contracts purchased by CIT Financial USA, Inc.                            0                                  0.00
                                                                                  ------------------------------------------
           Total Principal Breakdown                                              68,104                       33,103,966.29


VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                      ------------------------------------------------------------
                                                            Original               Jun-03               May-03
                                                              Pool              Payment Date         Payment Date
                                                      ------------------------------------------------------------
        1. a.  Contract Pool Balance                     1,068,496,994.00      571,316,334.87       604,420,301.16
           b.  No of Contracts                                     73,864              68,104               68,959
           c.  Pool Factor

        2. Weighted Average Remaining Term                          38.00                28.5                 29.0

        3. Weighted Average Original Term                            44.1

     B. DELINQUENCY INFORMATION

                                             --------------------------------------------------------------------
                                                   % of         % of Aggregate
                                                                Required Payoff      No. of    Aggregate Required
                                                 Contracts          Amount          Accounts     Payoff Amounts
                                             --------------------------------------------------------------------
        1. Current                                94.87%            95.87%          64,609        555,003,387.07
           31-60 days                              2.85%             2.36%           1,940         13,682,649.34
           61-90 days                              1.01%             0.85%             685          4,907,753.08
           91-120 days                             0.60%             0.50%             411          2,915,150.39
           120+ days                               0.67%             0.41%             459          2,397,701.15

                        Total Delinquency         100.0%            100.0%          68,104        578,906,641.03

        2. Delinquent Scheduled Payments:

              Beginning of Collection Period                                  8,971,051.51
              End of Collection Period                                        7,590,306.16
                                                                             -------------
                        Change in Delinquent Scheduled Payments              (1,380,745.35)

     C. DEFAULTED CONTRACT INFORMATION

        1. Required Payoff Amount on Defaulted Contracts           1,970,057.28
        2. Liquidation Proceeds received                             807,383.94
                                                                  -------------
        3. Current Liquidation Loss Amount                         1,162,673.34

        4. Cumulative Liquidation Losses to date                  10,461,037.04

                                   % of Initial Contracts                 3.773%
                       % of Initial Contract Pool Balance                 0.979%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

        1. Opening Servicer Advance Balance                              8,971,051.51
        2. Current Period Servicer Advance                               2,876,849.28
        3. Recoveries of prior Servicer Advances                        -4,257,594.63
                                                                        -------------
        4. Ending Servicer Advance Balance                               7,590,306.16

     B. CASH COLLATERAL ACCOUNT

        1. Applicable Rates for the Interest Period:
           a.  Libor Rate for the Interest Period                                            1.3181%
           b.  Senior Loan Interest Rate                                                     4.8181%
           c.  Holdback Amount Interest Rate                                                 7.3181%

        2. Opening Cash Collateral Account                                                                    52,886,776.35

        3. Deposit from the Collection Account                                                                         0.00

        4. Withdrawals from the Cash Collateral Account                                                       (1,162,673.34)

        5. Investment Earnings                                                                                    50,652.15

        6. Investment Earnings Distributions:
           a. Senior Loan Interest                                                                               -50,652.15
           b. Senior Loan Principal                                                                                    0.00
           c. Holdback Amount Interest                                                                                 0.00
           d. Holdback Amount Principal                                                                                0.00
                                                                                                              -------------
                  Total Investment Earnings distributions                                                        -50,652.15

        7. Remaining Available Amount                                                                                  0.00

        8. Required Cash Collateral Account Amount                                                            49,990,179.30

        9. Cash Collateral Account Surplus/ (Shortfall)                                                                0.00

       10. Distribution of CCA Surplus:
           a. Senior Loan Principal                                                                             -323,748.83
           b. Holdback Amount Principal                                                                       -1,410,174.88
                                                                                                              -------------
                    Total Distribution of Surplus                                                             -1,733,923.71

       11. Ending Cash Collateral Account                                                                    49,990,179.30

       12. Cash Collateral Account deficiency                                                                         0.00

     C. OTHER RELATED INFORMATION

        1. Discount Rate                                                      4.6150%

        2. Life to Date Prepayment (CPR)                                        6.58%

        3. Life to Date Substitutions:

           a. Prepayments                                           0.00

           b. Defaults                                              0.00

            -------------------------------------------------------------
                                               Jun-03          May-03
                   Item                     Payment Date    Payment Date
            -------------------------------------------------------------
            a.  Senior Loan                         0.00       323,748.83
            b.  Holdback Amount            57,357,160.12    58,767,335.00

   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and
    Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    06/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.

                               Capita Corporation

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer